Employee Benefit Plan, Tax Status (Tables)	12 Months Ended
Dec. 31, 2025
EBP 001
EBP, Tax Status [Line Items]
EBP, Tax Status	Tax Status of the Plan
The Internal Revenue Service (the "IRS") has determined and informed the Company, in a letter dated September 12, 2016, that the Plan is qualified and the trust established under the Plan is tax-exempt under the appropriate sections of the Code. Once qualified, the Plan is required to operate in conformity with the Code to maintain its qualification. Although the Plan has been amended since receiving the determination letter the Plan Sponsor believes that the Plan is currently designed and operated in compliance with the applicable requirements of the Code and therefore, believes the Plan and related trust continue to be tax-exempt.
U.S. GAAP requires Plan management to evaluate tax positions taken by the Plan and recognize tax liabilities in the financial statements if the Plan has taken uncertain tax positions that more-likely-than-not, based solely on technical merits, would not be sustained upon examination by the IRS. Plan management has evaluated the tax positions taken by the Plan, and has concluded that as of December 31, 2025, there are no uncertain tax positions taken or expected to be taken that would require recognition.
The Plan is subject to routine audits by tax jurisdictions for tax years for which the applicable statutes of limitations have not expired. Plan management believes it is no longer subject to income tax examinations for years prior to 2022.